Exhibit 3.2

                                    FORM OF
                              AMENDED AND RESTATED
                                     BY-LAWS
                                       OF
                          TRIZECHAHN (USA) CORPORATION

                                    ARTICLE I

                                   DEFINITIONS

               For purposes of these By-Laws, the following words shall have the meanings set forth below:

               (a) "Certificate" shall mean the certificate of incorporation of the Corporation, as restated, amended or supplemented from time to time.

               (b) "Corporation" shall mean TrizecHahn (USA) Corporation.

               (c) "DGCL" shall mean the Delaware General Corporation Law, as amended from time to time.

               (d) "Equity Stock" shall mean the common stock, par value $0.01 per share (the "Common Stock"), the special voting stock, par value $0.01 per share (the "Special Voting Stock"), the Class F convertible stock, par value $0.01 per share (the Class F Stock"), the Series B convertible preferred stock, par value $1.00 per share (the "Series B Stock"), and the Class C convertible preferred stock, par value $1.00 per share (the "Class C Stock") and any other class or series of duly authorized capital stock of the Corporation.

               (e) "Public Announcement" shall mean: (i) disclosure in a press release reported by the Dow Jones News Service, Associated Press or other similar national news service, (ii) the filing of a report or other document publicly with the Securities and Exchange Commission (including, without limitation, a Form 8-K) or (iii) the mailing of a letter or report sent to stockholders of record of the Corporation.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

               Section 2.1 Places of Meetings

               All meetings of the stockholders shall be held at such place, either within or without the State of Delaware, as from time to time may be fixed by the majority of the Board of Directors, the Chairman of the Board, if one is elected, or the President, which place may subsequently be changed at any time by vote of the Board of Directors.


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               Section 2.2 Annual Meetings

               The annual meeting of the stockholders, for the election of directors and transaction of such other business as may come properly before the meeting, shall be held at such date and time as shall be determined by a majority of the Board of Directors, the Chairman of the Board, if one is elected, or the President, which date and time may subsequently be changed at any time by vote of the Board of Directors pursuant to Section 2.4 of these By-Laws. If no annual meeting has been held for a period of thirteen months after the Corporation's last annual meeting of stockholders, a special meeting in lieu thereof may be held, and such special meeting shall have, for the purposes of these By-Laws or otherwise, all the force and effect of an annual meeting. Any and all references hereafter in these By-Laws to an annual meeting or annual meetings also shall be deemed to refer to any special meeting(s) in lieu thereof.

               At any annual meeting of stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before such annual meeting. To be considered as properly brought before an annual meeting, business must be: (a) specified in the notice of meeting, (b) otherwise properly brought before the meeting by, or at the direction of, the Board of Directors, or (c) otherwise properly brought before the meeting by any holder of record (both as of the time notice of such proposal is given by the stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of capital stock of the Corporation entitled to vote at such annual meeting who complies with the requirements set forth in Section 2.9.

               Section 2.3 Special Meetings

               Except as otherwise required by law and subject to the rights, if any, of the holders of any class or series of preferred stock of the Corporation, special meetings of the stockholders may be called by the Board of Directors pursuant to a resolution duly approved. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation, unless otherwise provided by law.

               Section 2.4 Notice of Meetings; Adjournments

               A written notice of each annual meeting stating the hour, date and place of such annual meeting shall be given by the Corporate Secretary or an Assistant Secretary of the Corporation (or other person authorized by these By-Laws or by law) not less than 10 days nor more than 60 days before the annual meeting, to each stockholder entitled to vote thereat and to each stockholder who, by law or under the Certificate or under these By-Laws, is entitled to such notice, by delivering such notice to him or her or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the stock transfer books of the Corporation. Such notice shall be deemed to be delivered when hand-delivered to such address or deposited in the mail so addressed, with postage prepaid.

               Notice of all special meetings of stockholders shall be given in the same manner as provided for annual meetings, except that the written notice of all special meetings shall state the purpose or purposes for which the meeting has been called.



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

               Notice of an annual meeting or special meeting of stockholders need not be given to a stockholder if a written waiver of notice is signed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance was for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual meeting or special meeting of stockholders need be specified in any written waiver of notice.

               The Board of Directors may postpone and reschedule any previously scheduled annual meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to this Section 2.4 or otherwise. In no event shall the Public Announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder's notice under
Section 2.9 of these By-Laws.

               When any meeting is convened, the presiding officer of the meeting may adjourn the meeting if (a) no quorum is present for the transaction of business, (b) the Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information that the Board of Directors determines has not been made sufficiently or timely available to stockholders or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any annual meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting, other than an announcement at the meeting at which the adjournment is taken, of the hour, date and place to which the meeting is adjourned; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Certificate or under these By-Laws, is entitled to such notice.

               Section 2.5 Quorum

               Except as otherwise required by the Certificate or law, any number of stockholders together holding at least a majority of the outstanding shares of capital stock entitled to vote with respect to the business to be transacted, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of business. Where a separate vote by a class, classes or series is required, a majority of the outstanding shares of such class, classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that matter. If less than a quorum shall be in attendance at the time for which a meeting shall have been called, the holders of voting stock representing a majority of the voting power present at the meeting or represented by proxy or the presiding officer may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.


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

               Section 2.6 Voting and Proxies

               Holders of Common Stock shall have one vote for each share of common stock entitled to vote owned by them of record according to the stock transfer books of the Corporation, unless otherwise provided by law or by the Certificate. Holders of Special Voting Stock shall have such additional votes as provided by the provisions of the Certificate, which defines the rights of the Special Voting Stock. Stockholders entitled to vote may vote either (i) in person, (ii) by written proxy or (iii) by an electronic transmission permitted by section 212(c) of the Delaware General Corporation Law ("DGCL"). No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission permitted by section 212(c) of the DGCL may be substituted for or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Proxies shall be filed in accordance with the procedures established for the meeting of stockholders. Except as otherwise limited therein or as otherwise provided by law, proxies authorizing a person to vote at a specific meeting shall entitle the persons authorized thereby to vote at any adjournment of such meeting, but they shall not be valid after final adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid, and the burden of proving invalidity shall rest on the challenger.

               Section 2.7 Action at Meeting

               When a quorum is present, any matter before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at such meeting and entitled to vote on such matter, except where a larger vote is required by law, by the Certificate or by these By-Laws. Where a separate vote by a class, classes or series is required, the affirmative vote of the majority of shares of such class, classes or series present in person or represented by proxy at the meeting shall be the act of such class, classes or series. Any election by stockholders shall be determined by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors, except where a larger vote is required by law, by the Certificate or by these By-Laws. The Corporation shall not directly or indirectly vote any shares of its own stock; provided, however, that the Corporation may vote shares that it holds in a fiduciary capacity to the extent permitted by law.

               Section 2.8 Stockholder List

               A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class and series of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be prepared and open to the examination of any such stockholder in the manner provided by law.



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

               Section 2.9 Stockholder Proposals

               In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder of record (both as of the time notice of such proposal is given by the stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of capital stock entitled to vote at such annual meeting, such stockholder shall: (i) give timely written notice as required by this Section
2.9 to the Corporate Secretary and (ii) be present at such meeting, either in person or by a representative. For the first annual meeting following the initial public offering of the common stock of the Corporation, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of (x) the 75th day prior to the scheduled date of such annual meeting or (y) the 15th day following the day on which the Public Announcement of the date of such annual meeting is first made by the Corporation. For all subsequent annual meetings, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting (the "Anniversary Date"); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of
(1) the 75th day prior to the scheduled date of such annual meeting or (2) the 15th day following the day on which Public Announcement of the date of such annual meeting is first made by the Corporation.

               A stockholder's notice to the Corporate Secretary shall set forth as to each matter proposed to be brought before an annual meeting: (i) a brief description of the business the stockholder desires to bring before such annual meeting and the reasons for conducting such business at such annual meeting,
(ii) the name and address, as they appear on the stock transfer books of the Corporation, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Corporation beneficially owned by the stockholder proposing such business, (iv) the names and addresses of the beneficial owners, if any, of any capital stock of the Corporation registered in such stockholder's name on such books, and the class and number of shares of the capital stock of the Corporation beneficially owned by such beneficial owners,
(v) the names and addresses of other stockholders known by the stockholder proposing such business to support such proposal, and the class and number of shares of the capital stock of the Corporation beneficially owned by such other stockholders and (vi) any material interest of the stockholder proposing to bring such business before such meeting (or any other stockholders known to be supporting such proposal) in such proposal.

               If the Board of Directors or a designated committee thereof or the President determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this Section 2.9 or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section 2.9 in any material respect, such proposal shall not be presented for action at the annual meeting in question. If neither the Board of Directors nor such committee makes a determination as to the validity of any stockholder proposal in the manner set forth above, the presiding officer of the annual meeting shall determine whether the stockholder proposal was made in accordance with the terms of this



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

Section 2.9. If the presiding officer determines that any stockholder proposal was not made in a timely fashion in accordance with the provisions of this
Section 2.9 or that the information provided in a stockholder's notice does not satisfy the information requirements of this Section 2.9 in any material respect, such proposal shall not be presented for action at the annual meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a stockholder proposal was made in accordance with the requirements of this Section 2.9, the presiding officer shall so declare at the annual meeting.

               Notwithstanding the foregoing provisions of this Section 2.9, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder with respect to the matters set forth in this Section 2.9, and nothing in this Section 2.9 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision thereof).

               Section 2.10 Voting Procedures and Inspectors of Elections

               The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an officer, employee or agent of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the DGCL, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspectors, and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspectors. All determinations by the inspectors and, if applicable, the presiding officer, shall be subject to further review by any court of competent jurisdiction.

               Section 2.11 Presiding Officer

               The Chairman of the Board or the President, or if neither is elected, or present, such other person as designated by the Board of Directors, shall preside at all annual meetings or special meetings of stockholders and shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 2.4 and 2.5 of this Article II. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.



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

                                   ARTICLE III

                                    DIRECTORS

               Section 3.1 General Powers

               The property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and, except as otherwise expressly provided by law, the Certificate or these Bylaws, all of the powers of the Corporation shall be vested in such Board.

               Section 3.2 Number of Directors

               The number of directors shall be fixed by resolution duly adopted from time to time by the Board of Directors. The directors shall hold office in the manner provided in the Certificate.

               Section 3.3 Election and Removal of Directors; Quorum

               (a) Directors shall be elected and removed in the manner provided for in Article V of the Certificate.

               (b) Vacancies in the Board of Directors shall be filled in the manner provided for in Article V of the Certificate.

               (c) At any meeting of the Board of Directors, a majority of the number of directors then in office shall constitute a quorum for the transaction of business. However, if less than a quorum is present at a meeting, a majority of the directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as provided in
Section 3.6 of this Article III. Any business that might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present.

               (d) No director need be a stockholder of the Corporation.

               (e) A director may resign at any time by giving written notice to the Chairman of the Board, if one is elected, the President or the Corporate Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides.

               Section 3.4 Regular Meetings

               The regular annual meeting of the Board of Directors shall be held, without notice other than this Section 3.4, on the same date and at the same place as the annual meeting following the close of such meeting of stockholders. Other regular meetings of the Board of Directors may be held at such hour, date and place as the Board of Directors may by resolution from time to time determine without notice other than such resolution.



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

               Section 3.5 Special Meetings

               Special meetings of the Board of Directors may be called, orally or in writing, by or at the request of a majority of the directors, the Chairman of the Board, if one is elected, or the President. The person calling any such special meeting of the Board of Directors may fix the hour, date and place thereof.

               Section 3.6 Notice of Meetings

               Notice of the hour, date and place of all special meetings of the Board of Directors shall be given to each director by the Corporate Secretary or an Assistant Secretary, or in case of the death, absence, incapacity or refusal of such persons, by the Chairman of the Board, if one is elected, or the President or such other officer designated by the Chairman of the Board, if one is elected, or the President. Notice of any special meeting of the Board of Directors shall be given to each director in person, by telephone, or by facsimile, telex, telecopy, telegram, or other written form of electronic communication, sent to his or her business or home address, at least 24 hours in advance of the meeting, or by written notice mailed to his or her business or home address, at least 48 hours in advance of the meeting. Such notice shall be deemed to be delivered when hand delivered to such address, read to such director by telephone, dispatched or transmitted if faxed, telexed or telecopied, delivered to the telegraph company if sent by telegram or deposited in the mail so addressed, with postage thereon prepaid, if mailed.

               When any Board of Directors meeting, either regular or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the hour, date or place of any meeting adjourned for less than 30 days or of the business to be transacted thereat, other than an announcement at the meeting at which such adjournment is taken of the hour, date and place to which the meeting is adjourned.

               A written waiver of notice signed before or after a meeting by a director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened.

               Except as otherwise required by law, by the Certificate or by these Bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

               Section 3.7 Nominations

               Nominations of candidates for election as directors of the Corporation at any annual meeting may be made only (a) by, or at the direction of, a majority of the Board of Directors, including by, or at the direction of, a nominating committee as described in Section 4.4 hereof or (b) by any holder of record (both as of the time notice of such nomination is given by the stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the capital stock of the Corporation entitled to vote at such annual



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

meeting who complies with the timing, informational and other requirements set forth in this Section 3.7. Any stockholder who has complied with the timing, informational and other requirements set forth in this Section 3.7 and who seeks to make such a nomination must be, or his, her or its representative must be, present in person at the annual meeting. Only persons nominated in accordance with the procedures set forth in this Section 3.7 shall be eligible for election as directors at an annual meeting.

               Nominations, other than those made by, or at the direction of, the Board of Directors or a nominating committee shall be made pursuant to timely notice in writing to the Corporate Secretary as set forth in this Section
3.7. For the first annual meeting following the initial public offering of the common stock of the Corporation, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such annual meeting or (ii) the 15th day following the day on which the Public Announcement of the date of such annual meeting is first made by the Corporation. For all subsequent annual meetings, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the Anniversary Date; provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed and received by, the Corporation at its principal executive office not later than the close of business on the later of (x) the 75th day prior to the scheduled date of such annual meeting or (y) the 15th day following the day on which Public Announcement of the date of such annual meeting is first made by the Corporation.

               A stockholder's notice to the Corporate Secretary shall set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, date of birth, business address and residence address of such person; (2) the principal occupation or employment of such person; (3) the class and number of shares of the capital stock of the Corporation which are beneficially owned by such person on the date of such stockholder notice; and (4) the consent of each nominee to serve as a director if elected. A stockholder's notice to the Corporate Secretary shall further set forth as to the stockholder giving such notice: (a) the name and address, as they appear on the stock transfer books of the Corporation, of such stockholder and of the beneficial owners (if any) of the capital stock of the Corporation registered in such stockholder's name and the name and address of other stockholders known by such stockholder to be supporting such nominee(s); (b) the series or class and number of shares of the capital stock of the Corporation which are held of record, beneficially owned or represented by proxy by such stockholder and by any other stockholders known by such stockholder to be supporting such nominee(s) on the record date for the annual meeting in question (if such date shall then have been made publicly available and shall be earlier than the date of such stockholder notice) and on the date of such stockholder's notice; and (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder.

               If the Board of Directors or the nominating committee thereof or the President determines that any stockholder nomination was not made in accordance with the terms of this



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Section 3.7 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3.7 in any material respect, then such nomination shall not be considered at the annual meeting in question. If neither the Board of Directors nor the nominating committee makes a determination as to whether a nomination was made in accordance with the provisions of this Section 3.7, the presiding officer of the annual meeting shall determine whether a nomination was made in accordance with such provisions. If the presiding officer determines that any stockholder nomination was not made in accordance with the terms of this Section 3.7 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3.7 in any material respect, then such nomination shall not be considered at the annual meeting in question. If the Board of Directors, the nominating committee thereof or the presiding officer determines that a nomination was made in accordance with the terms of this Section 3.7, the presiding officer shall so declare at the annual meeting.

               Notwithstanding anything to the contrary in the second paragraph of this Section 3.7, in the event that the number of directors to be elected to the Board of Directors is increased and there is no Public Announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 75 days prior to the Anniversary Date, a stockholder's notice required by this Section 3.7 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if such notice shall be delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the 15th day following the day on which such Public Announcement is first made by the Corporation.

               No person shall be elected by the stockholders as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.7. Election of directors at an annual meeting need not be by written ballot, unless otherwise provided by the Board of Directors or presiding officer at such annual meeting. If written ballots are to be used, ballots bearing the names of all the persons who have been nominated for election as directors at the annual meeting in accordance with the procedures set forth in this Section 3.7 shall be provided for use at the annual meeting.

               Section 3.8 Action at Meeting and by Consent

               (a) At any meeting of the Board of Directors at which a quorum is present, a majority of the directors present may take any action on behalf of the Board of Directors, unless otherwise required by law, by the Certificate or by these Bylaws.

               (b) Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing. Such written consent shall be filed with the records of the meetings of the Board of Directors and shall be treated for all purposes as a vote at a meeting of the Board of Directors.

               Section 3.9 Manner of Participation



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

               Directors may participate in meetings of the Board of Directors by means of conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-Laws.

               Section 3.10 Compensation of Directors

               By resolution of the Board of Directors, directors may be allowed a fee for serving as a director and a fee and expenses for attendance at a meeting of the Board, but nothing herein shall preclude directors from serving the Corporation in other capacities and receiving compensation for such other services; provided, however, that directors who are serving the Corporation as employees and who receive compensation for their services as such shall not receive any salary or other compensation for their services as directors of the Corporation.

                                   ARTICLE IV

                                   Committees

               Section 4.1 Executive Committee

               The Board of Directors, by resolution duly adopted, may designate the members of an Executive Committee, which shall consist of not less than two directors, including the Chairman of the Board. The members of any Executive Committee shall serve until their successors are designated by the Board of Directors, until removed, or until such Executive Committee is dissolved by the Board of Directors. All vacancies that may occur in such Executive Committee shall be filled by the Board of Directors.

               The purposes, membership requirements, authority and responsibilities of the Executive Committee shall be set forth in the charter of the Executive Committee, as adopted and amended from time to time by a resolution duly adopted by the Board of Directors.

               Section 4.2 Compensation Committee

               The Board of Directors, by resolution duly adopted, may designate the members of the Compensation Committee, which shall consist of two or more non-employee directors. The members of any Compensation Committee shall serve until their successors are designated by the Board of Directors, until removed, or until such Compensation Committee is dissolved by the Board of Directors. All vacancies that may occur in such Compensation Committee shall be filled by the Board of Directors.

               The purposes, membership requirements, authority and responsibilities of the Compensation Committee shall be set forth in the charter of the Compensation Committee, as adopted and amended from time to time by a resolution duly adopted by the Board of Directors.

               Section 4.3 Audit Committee

               The Board of Directors, by resolution duly adopted, shall designate the members of the Audit Committee which shall consist of three or more directors whose membership on the Audit Committee shall meet the requirements set forth in the rules of the New York Stock Exchange, as amended from time to time. Vacancies in the Audit Committee shall be filled by the Board of Directors with directors meeting the requirements set forth above, giving consideration to continuity of the Audit Committee, and members shall be subject to removal by the Board of Directors at any time.

               The purposes, membership requirements, authority and responsibilities of the Audit Committee shall be set forth in the charter of the Audit Committee, as adopted and amended from time to time by a resolution duly adopted by the Board of Directors.

               Section 4.4 Nominating Committee

               The Board of Directors, by resolution duly adopted, shall designate the members of the Nominating Committee, which shall consist of two or more directors who do not also serve as employees of the Corporation. The members of the Nominating Committee shall serve until their successors are designated by the Board of Directors, until removed, or until the Nominating Committee is dissolved by the Board of Directors. All vacancies that may occur in the Nominating Committee shall be filled by the Board of Directors.

               The purposes, membership requirements, authority and responsibilities of the Nominating Committee shall be set forth in the charter of the Nominating Committee, as adopted and amended from time to time by a resolution duly adopted by the stockholders of the Company.

               Section 4.5 Other Committees

               The Board of Directors, by resolution adopted, may establish such other standing or special committees of the Board of Directors as it may deem advisable, and the members, terms and authority of such committees shall be as set forth in the resolutions establishing the same.

                                    ARTICLE V

                                    OFFICERS

               Section 5.1 Enumeration

               The officers of the Corporation shall consist of a President, a Treasurer, a Corporate Secretary and such other officers, including, without limitation, a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Operating Officer and one or more Vice Presidents (including Executive Vice Presidents or Senior Vice Presidents), Assistant Treasurers and Assistant Secretaries, and such other officers as the Board of Directors may determine.

               Section 5.2 Election

               At the regular annual meeting of the Board following the annual meeting of stockholders, the Board of Directors shall elect the President, the Treasurer and the Corporate Secretary. Other officers may be elected by the Board of Directors at such regular annual meeting of the Board of Directors or at any other regular or special meeting.

               Section 5.3 Qualification

               No officer need be a stockholder or a director. Any person may occupy more than one office of the Corporation at any time.

               Section 5.4 Tenure

               Except as otherwise provided by the Certificate or by these By-Laws, each of the officers of the Corporation shall hold office until the regular annual meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal.

               Section 5.5 Resignation

               Any officer may resign by delivering his or her written resignation to the Corporation addressed to the President or the Corporate Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

               Section 5.6 Removal

               Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the directors then in office, and the President may remove any officer (other than the Chief Executive Officer or the Chief Financial Officer) with or without cause.

               Section 5.7 Absence or Disability

               In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.

               Section 5.8 Vacancies

               Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors or a committee thereof.

               Section 5.9 President

               The President shall, subject to the direction of the Board of Directors, have general supervision and control of the Corporation's business. The President may preside, when present, at all meetings of stockholders and of the Board of Directors. The President shall have such other powers and perform such other duties as the Board of Directors may from time to time designate.

               Section 5.10 Chairman of the Board

               The Chairman of the Board, if one is elected, may preside, when present, at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board shall have such other powers and shall perform such other duties as the Board of Directors may from time to time designate.

               Section 5.11 Chief Executive Officer

               The Chief Executive Officer, if one is elected, shall have such powers and shall perform such duties as the Board of Directors may from time to time designate. If there shall be a Chief Executive Officer at any time, such officer shall have authority to take any action that the President is authorized to take.

               Section 5.12 Vice Presidents

               Any Vice President (including any Executive Vice President or Senior Vice President) shall have such powers and shall perform such duties as the Board of Directors or the President may from time to time designate.

               Section 5.13 Treasurer and Assistant Treasurers

               The Treasurer shall, subject to the direction of the Board of Directors and except as the Board of Directors or the President may otherwise provide, have general charge of the financial affairs of the Corporation and shall cause to be kept accurate books of account. The Treasurer shall have custody of all funds, securities, and valuable documents of the Corporation. He or she shall have such other duties and powers as may be designated from time to time by the Board of Directors or the President.

               Any Assistant Treasurer shall have such powers and perform such duties as the Board of Directors or the President may from time to time designate.

               Section 5.14 Corporate Secretary and Assistant Secretaries

               The Corporate Secretary shall record all the proceedings of the meetings of the stockholders and the Board of Directors (including committees of the Board) in books kept for that purpose. In his or her absence from any such meeting, a temporary secretary chosen at the meeting shall record the proceedings thereof. The Corporate Secretary shall have charge of the stock ledger (which may, however, be kept by any transfer or other agent of the Corporation). The Corporate Secretary shall have custody of the seal of the Corporation, and the Corporate Secretary, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by his or her signature or that of an Assistant Secretary. The Corporate Secretary shall have such other duties and powers as may be designated from time to time by the Board of Directors or the President. In the absence of the Corporate Secretary, any Assistant Secretary may perform his or her duties and responsibilities.

               Any Assistant Secretary shall have such powers and perform such duties as the Board of Directors or the President may from time to time designate.

               Section 5.15 Other Powers and Duties

               Subject to these By-Laws and to such limitations as the Board of Directors may from time to time prescribe, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors, the Chairman of the Board or the President.

                                   ARTICLE VI

                                  CAPITAL STOCK

               Section 6.1 Certificates

               Each stockholder shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors. Such certificate shall be signed by the Chairman of the Board, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Corporate Secretary or an Assistant Secretary. The Corporation seal and the signatures by the Corporation's officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, the certificate may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to a restriction on transfer (as provided in Article IV of the Certificate) and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend (as provided in Article IV of the Certificate) with respect thereto as is required by law.

               Section 6.2 Lost, Destroyed and Mutilated Certificates

               Holders of the shares of the stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor, and the Chairman of the Board, the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Corporate Secretary or an Assistant Secretary may in their discretion cause one or more new certificates for the same number of shares in the aggregate to be issued to such stockholder pursuant to Section 6.1 of these By-Laws upon the surrender of the mutilated certificate or upon satisfactory proof of such loss or destruction, and the deposit of a bond in such form and amount and with such surety as such officers may require.

               Section 6.3 Transfer of Stock

               Subject to the restrictions on transfer of stock described in
Article IV of the Certificate, shares of stock of the Corporation shall be transferable or assignable only on the stock transfer books of the Corporation by the holder in person or by attorney upon surrender to the Corporation or its transfer agent of the certificate theretofore properly endorsed or, if sought to be transferred by attorney, accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signatures as the Corporation or its transfer agent may reasonably require.

               Section 6.4 Record Holders

               Except as may otherwise be required by law, by the Certificate or by these By-Laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-Laws.

               It shall be the duty of each stockholder to notify the Corporation of his or her postal address and any changes thereto.

               Section 6.5 Record Date

               In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting and (b) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (ii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                                  ARTICLE VII

                                 INDEMNIFICATION

               Section 7.1 Definitions

               For purposes of this Article VII:

               (a) "Corporate Status" describes the status of a person who (i) in the case of a Director, is or was a director of the Corporation and is or was acting in such capacity, or is or was a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such Director is or was serving at the request of the Corporation, (ii) in the case of an Officer, is or was an officer, employee or agent of the Corporation or is or was a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such Officer is or was serving at the request of the Corporation and (iii) in the case of a Non-Officer Employee, is or was an employee of the Corporation or is or was a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such Non-Officer Employee is or was serving at the request of the Corporation;

               (b) "Director" means any person who serves or has served the Corporation as a director on the Board of Directors (including without limitation any individual who, while a director and at the express request of the Corporation, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, shareholder, partner or trustee or such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise);

               (c) "Disinterested Director" means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

               (d) "Expenses" means all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

               (e) "Non-Officer Employee" means any person who serves or has served as an employee of the Corporation, but who is not or was not a Director or Officer (including without limitation any individual who, while an employee and at the express request of the Corporation, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, shareholder, partner or trustee or such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise);

               (f) "Officer" means any person who serves or has served the Corporation as an officer appointed by the Board of Directors (including without limitation any individual who, while an officer and at the express request of the Corporation, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, shareholder, partner or trustee or such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise); and

               (g) "Proceeding" means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative.

               Section 7.2 Indemnification of Directors and Officers

               Subject to the operation of Section 7.4 of these By-Laws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) against any and all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement, in each case to the extent actually and reasonably incurred by such Director or Officer or on such Director's or Officer's behalf in connection with any threatened, pending or completed Proceeding or any claim, issue or matter therein, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director's or Officer's Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 7.2 shall exist as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding was authorized by the Board of Directors. The Company hereby agrees to indemnify such Director's or Officer's spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children as express third-party beneficiaries hereunder to the same extent and subject to the same limitations applicable to such Director or Officer hereunder for claims arising out of the status of such person as a spouse or child of such Director or Officer, including claims seeking damages from marital property (including community property) or property held by such Director or Officer and such spouse or property transferred to such spouse or child.

               Section 7.3 Indemnification of Non-Officer Employees

               Subject to the operation of Section 7.4 of these By-Laws, each Non-Officer Employee may, in the discretion of the Board of Directors, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against any and all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement, in each case to the extent actually and reasonably incurred by such Non-Officer Employee or on such Non-Officer Employee's behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee's Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 7.3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized by the Board of Directors. The Company hereby agrees to indemnify such Non-Officer Employee's spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children as express third-party beneficiaries hereunder to the same extent and subject to the same limitations applicable to such Non-Officer Employee hereunder for claims arising out of the status of such person as a spouse or child of such Non-Officer Employee, including claims seeking damages from marital property (including community property) or property held by such Director or Officer and such Non-Officer Employee and such spouse or property transferred to such spouse or child.

               Section 7.4 Good Faith

               Unless ordered by a court, no indemnification shall be provided pursuant to this Article VII to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so direct, by independent legal counsel in a written opinion or (c) by the stockholders of the Corporation.

               Section 7.5 Notice/Cooperation by Indemnitee

               Any Director, Officer or Non-Employee Director shall, as a condition precedent to his or her right to be indemnified under these By-Laws, give the Company notice in writing as soon as practicable of any claim made against such Director, Officer or Non-Officer Employee for which indemnification will or could be sought under these By-Laws. Such notice shall contain the written affirmation of the Director, Officer or Non-Officer Director that the standard of conduct necessary for indemnification hereunder has been satisfied. Notice to the Company shall be directed to the Chief Executive Officer of the Company in the manner set forth below. The Director, Officer or Non-Officer Director shall give the Company such information and cooperation as it may reasonably require and as shall be within such Director, Officer or Non-Officer Employee's power. A delay in giving notice under this Section 7.5 shall not invalidate the Director, Officer or Non-Officer Director's right to be indemnified under these By-Laws unless such delay prejudices the defense of the claim or the availability to the Company of insurance coverage for such claim. All notices, requests, demands and other communications under these By-Laws shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressed, on the date of such receipt or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked.

               Section 7.6 Advancement of Expenses to Directors and Officers Prior to Final Disposition

               The Corporation shall advance all Expenses incurred by or on behalf of any Director or Officer in connection with any Proceeding in which such Director or Officer is involved by reason of such Director's or Officer's Corporate Status within 10 days after the receipt by the Corporation of a written statement from such Director or Officer requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director or Officer and shall be preceded or accompanied by an undertaking by or on behalf of such Director or Officer to repay any Expenses so advanced if it shall ultimately be determined that such Director or Officer is not entitled to be indemnified against such Expenses.

               Section 7.7 Advancement of Expenses to Non-Officer Employees Prior to Final Disposition

               The Corporation may, in the discretion of the Board of Directors, advance any or all Expenses incurred by or on behalf of any Non-Officer Employee in connection with any Proceeding in which such Non-Officer Employee is involved by reason of such Non-Officer Employee's Corporate Status upon the receipt by the Corporation of a statement or statements from such Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such Non-Officer Employee to repay any Expenses so advanced if it shall ultimately be determined that such Non-Officer Employee is not entitled to be indemnified against such Expenses.

               Section 7.8 Contractual Nature of Rights

               The foregoing provisions of this Article VII shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article VII is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter brought based in whole or in part upon any such state of facts. If a claim for indemnification or advancement of Expenses hereunder by a Director or Officer is not paid in full by the Corporation within
(a) 60 days after the receipt by the Corporation of a written claim for indemnification or (b) in the case of a Director, 10 days after the receipt by the Corporation of documentation of Expenses and the required undertaking, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation

(including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification or, in the case of a Director, advancement of Expenses, under this Article VII shall not be a defense to the action and shall not create a presumption that such indemnification or advancement is not permissible. It is the parties' intention that if the Company contests any Director's, Officer's or Non-Officer Employee's right to indemnification, the question of such Director's, Officer's or Non-Officer Employee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee of the Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of such Director, Officer or Non-Officer Employee is proper in the circumstances because the Director, Officer or Non-Officer Employee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee of the Board of Directors, independent legal counsel, or its stockholders) that the Director, Officer or Non-Officer Employee has not met such applicable standard of conduct, shall create a presumption that such Director, Officer or Non-Officer Employee has or has not met the applicable standard of conduct.

               Section 7.9 Non-Exclusivity of Rights

               The rights to indemnification and advancement of Expenses set forth in this Article VII shall not be exclusive of any other right which any Director, Officer or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these By-Laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

               Section 7.10 Partial Indemnification

               If any Director, Officer or Non-Officer Employee is entitled under any provision of these By-Laws to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify such Director, Officer or Non-Officer Employee for the portion of such expenses, judgments, fines or penalties to which such Director, Officer or Non-Officer Employee is entitled.

               Section 7.11 Mutual Acknowledgment

               By accepting any potential benefits under this Article VII each Director, Officer or Non-Officer Employee acknowledges that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers and employees under these By-Laws or otherwise. The Director, Officer or Non-Officer Employee understands and acknowledges that the Company has undertaken and may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Director, Officer or Non-Officer Employee.

               Section 7.12 Insurance

               The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person's Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article VII.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

               Section 8.1 Seal

               The seal of the Corporation shall consist of a flat-faced circular die, of which there may be any number of counterparts, on which there shall be engraved the word "Seal" and the name of the Corporation. The Board of Directors shall have the power to adopt and alter the seal of the Corporation.

               Section 8.2 Fiscal Year

               The fiscal year of the Corporation shall end on such date and shall consist of such accounting periods as may be fixed by the Board of Directors.

               Section 8.3 Checks, Notes and Drafts

               Checks, notes, drafts and other orders for the payment of money shall be signed by such persons as the Board of Directors from time to time may authorize. When the Board of Directors so authorizes, however, the signature of any such person may be a facsimile.

               Section 8.4 Execution of Instruments

               Deeds, transfers, assignments, contracts, leases, obligations, certificates and other instruments may be signed on behalf of the Corporation by any officer who holds the office of President or Vice President, Corporate Secretary, Treasurer, Assistant Secretary or Assistant Treasurer or any other office created by these By-Laws or by resolution of the Board of Directors. In addition, the Board of Directors may from time to time direct the manner in which, and the person or persons by whom, any particular instrument or class of instruments may or shall be signed.

               Section 8.5 Resident Agent

               The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

               Section 8.6 Corporate Records

               The original or attested copies of the Certificate, By-Laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at the office of its Corporate Secretary or at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.

               Section 8.7 Amendment of By-Laws

               (a) Amendment by Directors. Except as provided otherwise by law, these By-Laws may be amended or repealed by the Board of Directors by the affirmative vote of the majority of the directors.

               (b) Amendment by Stockholders. These By-Laws may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose, by the affirmative vote of a majority of the shares present in person or represented by proxy at such meeting and entitled to vote on such amendment or repeal, voting together as a single class.

               Section 8.8 Voting of Stock Held

               Unless otherwise provided by resolution of the Board of Directors or of the Executive Committee, if any, the Chairman of the Board, if one is elected, the President, any Vice President or the Treasurer may from time to time waive notice of and act on behalf of this Corporation, or appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the vote that the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation, any of whose securities may be held by the Corporation, at meetings of the holders of the shares or other securities of such other corporation, or to consent in writing to any action by any such other corporation; and the Chairman of the Board, if one is elected, the President, any Vice President or the Treasurer shall instruct the person or persons so appointed as to the manner of casting such votes or giving such consent and may execute or cause to be executed on behalf of the Corporation, and under its corporate seal or otherwise, such written proxies, consents, waivers or other instruments as may be necessary or proper in the premises. In lieu of such appointment, the Chairman of the Board, if one is elected, the President, any Vice President or the Treasurer may himself or herself attend any meetings of the holders of shares or other securities of any such other corporation and there vote or exercise any or all power of the Corporation as the holder of such shares or other securities of such other corporation.

               Section 8.9 Bank Accounts

               All funds of the Corporation shall be deposited or invested in a bank account or accounts opened in the Corporation's name. The Board of Directors shall determine the institution or institutions at which the accounts will be opened and maintained, the types of



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accounts, and the Persons who will have authority with respect to the accounts and the funds therein.




Adopted and effective as of ___________, 2002.


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